EXHIBIT 10 (d)


                         FIRST MODIFICATION AGREEMENT

      This MODIFICATION AGREEMENT ("Modification") is entered into this 27th day of June, 2001 by and among Hallmark Finance Corporation as seller (the "Seller"), and FPF, Inc., ("FPF").

 WITNESSETH;

      WHEREAS, pursuant to that certain Sale and Assignment Agreement dated as of November 18, 1999 by and among the FPF and the Seller (the
 "Agreement"), FPF agrees to purchase, and Seller agrees to sell Eligible Premium; and

      WHEREAS, Seller has delivered to FPF the Cut-Through Agreement dated June 27, 2001; and.

      WHEREAS, all capitalized terms used herein and not otherwise defined in the Agreement shall have the meaning set forth herein; and

      WHEREAS, Seller and FPF desire to modify and amend the Agreement as hereinafter set forth.

      NOW, THEREFORE, in consideration of the covenants, conditions and agreements contained in the Agreement, the parties hereto intending to be legally bound, hereby agree as follows:

      1.   Maximum  Purchase  Commitment.     The   term  "Maximum   Purchase
           Commitment" as defined in the Agreement is hereby amended in its entirety to read as follows:

                     "Maximum Purchase Commitment" means $12,500,000.00.

      2. Agreement Ratification. All terms, conditions and covenants of the Agreement, not otherwise modified hereby, are hereby ratified and confirmed and this Modification, when executed by the parties hereto, shall become a part of the Agreement and shall have the same force and effect as if the terms and conditions hereof were originally incorporated in the Agreement prior to the execution thereof.


      IN WITNESS WHEREOF, this Modification Agreement is executed by the undersigned parties as of the day and year first set forth above.


                               FPF, INC.

                               By:_______________________________
                                    Bruce I. Lundy
                                    President



                               SELLER:

                               HALLMARK FINANCIAL CORPORATION

                               By:_________________________________

                               Printed Name:  Linda H. Sleeper
                               Title:  President & Chief Executive Officer